UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: July 28, 2011

UnionBanCal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15081	94-1234979
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 California Street
San Francisco, CA  94104-1302
Tel. (415) 765-2969

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 28, 2011, the Company issued a press release announcing its results of operations and financial condition for the second quarter of 2011, a copy of which is furnished herewith as Exhibit 99.1. The Company will report complete financial statements and additional analyses for the quarter ended June 30, 2011, as part of its Quarterly Report on Form 10-Q covering that period.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.	Description
99.1	Press release dated July 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 28, 2011

UNIONBANCAL CORPORATION

		By:	/s/ DAVID A. ANDERSON
DAVID A. ANDERSON
Executive Vice President and Controller
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 28, 2011.